SCUDDER                                                                  [logo]

Scudder Gold Fund

Supplement to Prospectus
Dated November 1, 1997

The following text supplements the information contained in the section entitled "Risk factors" on page 9:

Gold or Precious Metals Custody. Gold and other precious metals held by or on behalf of the Fund may be held on either an allocated or an unallocated basis inside or outside the U.S. Placing gold or precious metals in an allocated custody account gives the Fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives the Fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, the Fund could experience a loss if the counterparty to an unallocated deposit arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require the Fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment.


September 15, 1998